UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 4, 2009

Brekford International Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52719	20-4086662
(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road, Suite C, Hanover, Maryland  21076

(Address of Principal Executive Offices)(Zip Code)

(443) 557-0200

(Registrant’s Telephone Number, Including Area Code)

________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (“Current Report”) of Brekford International Corp. (the “Company”) contains forward-looking statements that have been made pursuant to the provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 and concern matters that involve risks and uncertainties that could cause actual results to differ materially from historical results or from those projected in the forward-looking statements. Discussions containing forward-looking statements may be found in the material set forth in this Current Report and the exhibit attached hereto. Words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” or similar words are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Although we believe that our opinions and expectations reflected in the forward-looking statements are reasonable as of the date of this Current Report, we cannot guarantee future results, levels of activity, performance or achievements, and our actual results may differ substantially from the views and expectations set forth in this Current Report. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof, to conform such statements to actual results or to changes in our opinions or expectations.

Readers should carefully review and consider the various disclosures made by us in this Current Report, and as set forth in detail in Item 1A of Part I of our Annual Report on Form 10-K, under the heading “Risk Factors,” as well as those additional risks described in other documents we file from time to time with the Securities and Exchange Commission, which attempt to advise interested parties of the risks, uncertainties, and other factors that affect our business. We undertake no obligation to publicly release the results of any revisions to any forward-looking statements to reflect anticipated or unanticipated events or circumstances occurring after the date of such statements.

Item 1.01

Entry into a Material Definitive Agreement

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 1, 2009, three directors of the Company, Messrs. C.B. Brechin, Scott Rutherford, and Bruce Robinson, entered into a stock purchase agreement on behalf of the Company (the “Stock Purchase Agreement”), with the court-appointed receiver, Robert D. Gordon (the “Receiver”), for its stockholder Legisi Marketing, Inc, to repurchase 18,910,000 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), and cancel 10,000,000 common stock purchase warrants exercisable at $.39 per share (the “Warrants”), which shares of Common Stock and Warrants have been in the custody of the Receiver. The aggregate purchase price for the securities under the Stock Purchase Agreement was $700,000. The effectiveness of the Stock Purchase Agreement was subject to court approval which was received on November 4, 2009. The repurchased shares of Common Stock and Warrants have been returned to the Company’s treasury and cancelled.

The Company financed the transaction from the proceeds of convertible promissory notes issued on November 9, 2009 by the Company in favor of three directors of the Company, Messrs. C.B. Brechin, Scott Rutherford and Bruce Robinson, in the respective principal amounts of $250,000, $250,000 and $200,000 (each, a “Promissory Note, and together, the “Promissory Notes”). Each Promissory Note is convertible into shares of Common Stock, at the option of each holder, at a conversion price of $.07 per share, and bears 12% interest per annum. The Company has agreed to pay the unpaid principal balance of the Promissory Notes and all accrued and unpaid interest on the date that is the earlier of (i) two (2) years from the issue date of the notes, or (ii) ten (10) business days from the date of closing by the Company of any equity financing generating gross proceeds in the aggregate amount of not less than Five Million Dollars ($5,000,000) (the “Maturity Date”).

The occurrence of any of the following events of default (“Event of Default”) will, at the option of the holder of a Promissory Note, make all sums of principal and interest then remaining unpaid and all other amounts payable immediately due and payable, upon written demand from the holder, which Event of Default has not been cured within sixty (60) calendar days of receipt by the Company of written demand: (i) the Company fails to pay the entire principal and any accrued and unpaid interest due on the Maturity Date; (ii) filing by the Company of a voluntary petition under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or any action indicating the Company’s consent to, approval of, or acquiescence in, any such petition or proceeding; or the Company’s consent to the appointment of a receiver or trustee for all or a substantial part of its respective properties; or the making of an assignment to the benefit of the creditors on behalf of the Company; and (iii) filing of an involuntary petition against the Company under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver or trustee for all or a substantial part of the Company’s property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of such properties, which remains undismissed, unbonded or undischarged ninety (90) days’ after issuance.

The foregoing description of the transaction set forth herein is only a summary and is qualified in its entirety by the full text of the Stock Purchase Agreement and the form of Promissory Note, copies of which are attached hereto as Exhibits 10.1 and 10.2 and which are incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Stock Purchase Agreement, effective November 4, 2009, by and between the receiver of stockholder Legisi Marketing, Inc. and certain directors of the Company, on behalf of the Company
10.2	Form of Promissory Note, dated November 9, 2009, in favor of certain directors of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brekford International Corp.
(Company)

By:	/s/ C.B. BRECHIN
Name:	C.B. Brechin
Title:	Chief Executive Officer

Date: November 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, effective November 4, 2009, by and between the receiver of stockholder Legisi Marketing, Inc. and certain directors of the Company, on behalf of the Company
10.2	Form of Promissory Note, dated November 9, 2009, in favor of certain directors of the Company